UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

April 22, 2025 (April 17, 2025)

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2025, Patterson Companies, Inc. (the “Company”) announced that, in connection with the closing of the Company’s previously disclosed acquisition by Patient Square Capital, a dedicated health care investment firm, Robert Rajalingam was appointed as the new Chief Executive Officer of the Company effective April 17, 2025. Donald Zurbay, who previously served as Chief Executive Officer and a director of the Company, ceased to serve in such roles effective the same day. Mr. Zurbay will continue to support the Company on a transitional basis.

Mr. Rajalingam has more than 25 years of experience in health care management, most recently as President of Cardinal Health’s U.S. Medical Products and Distribution business since 2021, where he led significant transformation in the business. Mr. Rajalingam previously served as President of Cardinal Health’s U.S. Sales, Medical Solutions business from 2019 to 2021. Mr. Rajalingam also serves on the boards of directors of Nonin Medical, Inc., a medical device manufacturer, and Strategic Marketplace Initiative, a community for healthcare providers and suppliers. Mr. Rajalingam has a Bachelor of Science in Economics and Biomedical Engineering from Duke University and a Master of Business Administration from Stanford University.

Mr. Zurbay’s departure was not a result of any disagreement between the Company and any of the directors on any matter relating to the Company’s operations, policies or practices.

Mr. Rajalingam is not related to any director or officer of the Company or any person nominated or chosen by the Company to become a director or officer. There are no arrangements or understandings between Mr. Rajalingam and any other person pursuant to which he will serve as an officer. There are no transactions in which Mr. Rajalingam has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the related press release, which the Company issued on April 22, 2025, is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Patterson Companies, Inc., dated April 22, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

By:	/s/ Les B. Korsh
Les B. Korsh
Chief Legal Officer and Corporate Secretary

Dated: April 22, 2025